Exhibit 99.1

Excerpts from Monthly Operating Report for the Period from

January 15, 2015 to February 28, 2015

General Notes

Description of These Chapter 11 Cases

On January 15, 2015 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are jointly administered for procedural purposes only under In re Caesars Entertainment Operating Company, Inc., No. 15-01145 (ABG) (Bankr. N.D. Ill.) pursuant to an order entered by the Bankruptcy Court on January 16, 2015 [Docket No. 43]. On February 5, 2015, the United States Trustee for the Northern District of Illinois (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors and a statutory committee of second priority noteholders, in each case pursuant to section 1102(a)(1) of the Bankruptcy Code [Docket Nos. 264, 266, 317]. On March 12, 2015, the Bankruptcy Court entered an order granting in part and denying in part the motions to appoint an examiner pursuant to section 1104 of the Bankruptcy Code [Docket No. 675]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://cases.primeclerk.com/ceoc/.

…

Notes to MOR-2 and MOR-3:

This Monthly Operating Report (“MOR”) has been prepared on a consolidated basis for the Debtors. For the basis of presentation, “affiliates” reflect investments made by Caesars Entertainment Operating Company, Inc. (“CEOC”) or other enterprise wide non-CEOC entities. Non-debtor CEOC subsidiaries are accounted for using the equity method. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. The MOR Statement of Operations includes the entire month of both January and February 2015.

As noted above, this MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors or any of the securities of Caesars Entertainment Corporation (“Caesars Entertainment”).

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re: CAESARS ENTERTAINMENT OPERATING	Case No.:	15-01145 (ABG)
COMPANY, INC., et al.	Reporting Period:	1/15/2015 - 2/28/2015
Debtors.

Notes to the Monthly Operating Report

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Certain adjusting entries (including, but not limited to, income tax expense) are only prepared on a quarterly basis and therefore such adjustments included here are based on information as of December 31, 2014. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment (which may be material) and reconciliation. However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The financial information contained herein is not necessarily indicative of the financial condition or operating results of the Debtors that may be expected from any other period, including without limitation any quarter or the full year, or that may be expected if the restructuring transactions contemplated by that third Amended and Restated Restructuring Support and Forbearance Agreement, dated as of January 14, 2015, between Caesars Entertainment, CEOC, and certain other parties (or any other restructuring) are consummated. The financial information contained herein should not be viewed as indicative of the consolidated results of operations, financial position, or cash flows of the Debtors in the future. The Debtors have not made and do not make any representation to any person regarding the Debtors’ future results.

Intercompany transactions between Debtors have been eliminated from the financial statements contained herein. Intercompany transactions with the Debtors’ non-Debtor subsidiaries and affiliates have been included in the financial statements.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re: CAESARS ENTERTAINMENT OPERATING	Case No.:	15-01145 (ABG)
COMPANY, INC., et al.	Reporting Period:	1/15/2015 - 2/28/2015
Debtors.

Notes to the Monthly Operating Report

developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

There can be no assurance that, from the perspective of an investor or potential investor in the Debtors’ securities (or the securities of Caesars Entertainment) that this MOR is complete. Likewise, no assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various prepetition liabilities and other securities. Results set forth in this MOR should not be viewed as indicative of future results. Accordingly, caution should be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

MOR – 2

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re: CAESARS ENTERTAINMENT OPERATING	Case No.:	15-01145 (ABG)
COMPANY, INC., et al.	Reporting Period:	1/15/2015 - 2/28/2015
Debtors.

Statement of Operations (Unaudited) – Two Months Ended February 28, 2015 (in millions)

Revenues
Casino	$458.1
Food and beverage	107.3
Rooms	73.6
Management fees	14.8
Other	31.8
Reimbursed management costs	15.5
Less: casino promotional allowances	(81.7)

Net revenues	619.4

Operating expenses
Direct
Casino	271.9
Food and beverage	43.9
Rooms	15.3
Property, general, administrative, and other	120.8
Reimbursable management costs	15.5
Depreciation and amortization	36.5
Write-downs, reserves, and project opening costs, net of recoveries	2.0
Loss on interests in CEOC non-debtor subsidiaries and non-consolidated affiliates	10.7
Corporate expense	26.5
Acquisition and integration costs	3.4
Amortization of intangible assets	6.2

Total operating expenses	552.7

Income from operations	66.7
Interest expense	(93.8)
Loss on early extinguishment of debt	(0.2)
Other income, including interest income	4.8
Reorganization items, net	(2,394.9)

Loss from continuing operations, before income taxes	(2,417.4)
Income tax expense	(1.1)

Loss from continuing operations, net of income taxes	(2,418.5)
Discontinued operations
Loss from discontinued operations	(5.4)
Income tax expense	—

Loss from discontinued operations, net of income taxes	(5.4)

Net loss	(2,423.9)
Less: net income attributable to noncontrolling interests	(1.0)

Net loss attributable to CEOC Debtors	$(2,424.9)

The accompanying notes are an integral part of the financial statements.

MOR – 3

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re: CAESARS ENTERTAINMENT OPERATING	Case No.:	15-01145 (ABG)
COMPANY, INC., et al.	Reporting Period:	1/15/2015 - 2/28/2015
Debtors.

Balance Sheet (Unaudited) – As of February 28, 2015 (in millions)

Assets
Current assets
Cash and cash equivalents	$1,040.9
Restricted cash	10.0
Receivables, net	317.9
Prepayments and other current assets	65.1
Inventories	27.6
Due from non-debtor subsidiaries and affiliates	163.5

Total current assets	1,625.0
Property and equipment, net	5,557.0
Goodwill	673.9
Intangible assets other than goodwill	2,496.0
Investments in and advances to non-consolidated affiliates	7.7
Restricted cash	7.5
Deferred charges and other	238.9
Note receivable from non-debtor subsidiaries	803.9
Assets held for sale	21.1

$11,431.0

Liabilities and Stockholders Deficit
Current liabilities
Accounts payable	$68.6
Due to non-debtor subsidiaries and affiliates	71.3
Accrued expenses	436.9
Interest payable	2.4
Deferred income taxes	186.7
Current portion of long-term debt	1.3

Total current liabilities	767.2
Accumulated losses in excess of investment in non-debtor subsidiaries	906.9
Deferred income taxes	1,408.4
Deferred credits and other	237.8
Liabilities subject to compromise	18,947.4

22,267.7

Stockholders deficit	(10,861.0)
Noncontrolling interests	24.3

Total stockholders deficit	(10,836.7)

Total liabilities and stockholders deficit	$11,431.0

The accompanying notes are an integral part of the financial statements.